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                                  UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                          --------------

                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 26, 2001

                       ---------------------

                                  Realco, Inc.
     (Exact name of registrant as specified in its charter)


                                   New Mexico
                 (State or other jurisdiction of incorporation)


           2-07552                           85-0316176
   (Commission File Number)      (IRS Employer Identification No.)

1650 University Blvd. N.E., Suite 5-100
   Albuquerque, New Mexico                     87102
(Address of principal executive offices)     (Zip Code)


 Registrant's telephone number, including area code: (505) 242-4561


                                       N/A

  (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS.

           On February 26, 2001, Realco, Inc. (the "Company") entered into two separate agreements to sell its residential real estate brokerage operations in New Mexico and Arizona. Coldwell Banker Legacy of Albuquerque, New Mexico is purchasing the business of the Company's subsidiary, Hooten/Stahl Inc. which currently does business as Prudential Preferred Properties of New Mexico. In a separate transaction, Coldwell Banker Success of Phoenix, Arizona is purchasing the business of the Company's subsidiaries, Mull Realty Company, Inc. and Cliff Winn, Inc., which currently do business as Prudential Preferred Properties of Arizona.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

a)   Financial statements of business acquired.

     Not applicable.

b) Pro forma financial information.

     Not applicable.

c)   Exhibits

     99.1   Press Release issued February 26, 2001


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REALCO, INC.
                                   (Registrant)



Date: March 7, 2001                     By: /s/ James A. Arias
                                        ----------------------
                                        Name: James A. Arias
                                        Title:Chief Executive
                                        Officer and President
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